UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2024

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Aptose Biosciences Inc.

(Exact name of registrant as specified in its charter)

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Canada	001-32001	98-1136802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 Wellington Street West, Suite 5300

TD Bank Tower, Box 48

Toronto, Ontario M5K 1E6

Canada

(Address of Principal Executive Offices) (Zip Code)

(647) 479-9828

(Registrant's telephone number, including area code)

 251 Consumers Road, Suite 1105

Toronto, Ontario M2J 4R3

Canada

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	APTO	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 18, 2024, Aptose Biosciences Inc., or the “Corporation,” held its Annual and Special Meeting of Shareholders. At the meeting, shareholders voted in favor of all items of business, as indicated below:

Proposal No. 1-Election of Directors

The Corporation’s shareholders voted to elect the following persons to the board of directors of the Corporation, each to serve until the 2025 Annual General Meeting:

Nominee	Votes For	% Votes For	Votes Against	%Votes Against	Broker Non-Votes
Ms. Carol G. Ashe	4,959,150	95.91	211,617	4.09	2,930,760
Dr. Denis Burger	4,950,365	95.74	220,401	4.26	2,930,761
Dr. Erich Platzer	4,963,215	95.99	207,552	4.01	2,930,760
Dr. William G. Rice	4,331,196	83.76	839,571	16.24	2,930,760
Dr. Mark D. Vincent	4,963,303	95.99	207,463	4.01	2,930,761
Mr. Warren Whitehead	4,951,313	95.76	219,454	4.24	2,930,760
Dr. Bernd Seizinger	4,962,815	95.98	207,952	4.02	2,930,760

Proposal No. 2-Appointment of Independent Registered Public Accounting Firm

The Corporation’s shareholders voted to approve the re-appointment of KPMG LLP as the independent registered public accounting firm of the Corporation for the fiscal year ended December 31, 2024.

Votes For	% Votes For	Vote Against	% Votes Against	Abstain	Broker Non- Votes
7,670,167	94.68	316,023	3.90	115,335	2

Proposal No. 3-Advisory (non-binding) Compensation of Named Executive Officers

The Corporation’s shareholders voted to approve a non-binding resolution to approve the compensation paid to the Corporation’s named executive officers.

Votes For	% Votes For	Vote Against	% Votes Against	Abstain	Broker Non- Votes
4,171,022	80.67	873,505	16.89	126,239	2,930,761

Proposal No. 4-Approval of Nasdaq 20% Issuance

The Corporation’s shareholders voted to approve the potential issuance of common shares of the Corporation to the holders of certain warrants in excess of 19.99% of its outstanding Shares pursuant to the Nasdaq Listing Rules.

Votes For	% Votes For	Vote Against	% Votes Against	Abstain	Broker Non- Votes
4,295,550	83.07	853,050	16.50	22,167	2,930,760

Proposal No. 5-Meeting Adjournments

The Corporation’s shareholders voted to approve a resolution permitting one or more adjournments of the meeting, if necessary or appropriate, if a quorum is present, to permit further solicitation of proxies if there are not sufficient votes at the time of the meeting to approve Proposal No. 4.

Votes For	% Votes For	Vote Against	% Votes Against	Abstain	Broker Non- Votes
4,363,800	84.40	780,913	15.10	26,053	2,930,761

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aptose Biosciences Inc.

Date: June 20, 2024	By:	/s/ William G. Rice, Ph.D.
William G. Rice, Ph.D.
Chairman, President, and Chief Executive Officer